UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________

SCHEDULE 14A

________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.            )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

FINTECH ECOSYSTEM DEVELOPMENT CORP.

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Fintech Ecosystem Development Corp.
100 Springhouse Drive, Suite 204
Collegeville, PA 19426

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 18, 2024

To the Stockholders of Fintech Ecosystem Development Corp.:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of Fintech Ecosystem Development Corp. (“Fexd,” the “Company,” “we,” “us” or “our”) to be held on April 18, 2024 at [•] [a.m./p.m.], local time, at [•], to consider and vote upon the following proposals:

•        a proposal to amend (the “Charter Amendment”) Fexd’s amended and restated certificate of incorporation (the “Charter”) to extend the date by which Fexd has to consummate a business combination for an additional eight months, from April 21, 2024 (the “Termination Date”) to up to December 21, 2024, by electing to extend the date to consummate an initial business combination on a monthly basis for up to eight times by an additional one month each time after the Termination Date, until December 21, 2024 or a total of up to eight months after the Termination Date, or such earlier date as determined by our board of directors (the “Board”), unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date,” provided that Revofast LLC (the “Sponsor”) (or its affiliates or permitted designees) will deposit into a trust account established for the benefit of the Company’s public stockholders (the “Trust Account”) the lesser of: (i) $66,000.00 and (ii) an aggregate amount equal to $0.033 for each then-outstanding Public Share, unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination (each, an “Extension Payment”); provided that, no such Extension Payment is due for any such one-month extension after the approval of an initial business combination by the Company’s public stockholders (such proposal, the “Charter Amendment Proposal”); and

•        a proposal to direct (the “Adjournment Proposal”) the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposals.

Each of the Charter Amendment Proposal and Adjournment Proposal are more fully described in the accompanying proxy statement. The Adjournment Proposal will only be presented to our stockholders in the event, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the other proposals set forth in the accompanying proxy statement.

The purpose of the Charter Amendment is to allow Fexd more time to complete an initial business combination. Fexd’s charter provided that Fexd has until April 21, 2024 to complete a business combination (a “Business Combination”). While we are using our best efforts to complete a Business Combination as soon as practicable, our Board believes that there will not be sufficient time before the Termination Date to complete a Business Combination. Accordingly, the Board believes that in order to be able to consummate a Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete a Business Combination on or before the Termination Date. If that were to occur, we would be precluded from completing a Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating a Business Combination.

The purpose of the Charter Amendment Proposal and is to allow the Company more time to complete a Business Combination. In addition, we will not proceed with the Extension if the number of redemptions or repurchases of shares of our Class A common stock, par value $0.0001, issued in our IPO, which shares we refer to as the “public shares,” causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal.

Holders (“public stockholders”) of shares of the Company’s common stock sold in the IPO (“public shares”) may elect to redeem their shares for their pro rata portion of the funds available in the Trust Account in connection with the Charter Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR”

or “AGAINST” the Charter Amendment Proposal and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. The Company believes that such redemption right protects the Company’s public stockholders from having to sustain their investments for an unreasonably long period if the Company fails to find a suitable acquisition in the timeframe initially contemplated by its charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment Proposal is approved by the requisite vote of stockholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account upon consummation of a business combination.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax (the “Excise Tax”) on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. Any redemption of the shares of the common stock, par value $0.0001 per share, of the Company on or after January 1, 2023, such as the redemptions discussed herein, may be subject to the Excise Tax. The Company confirms that amounts placed in the Trust Account in connection with the Company’s initial public offering (“IPO”) and any Extension Payments, as well as any interest earned thereon, will not be used to pay for the Excise Tax.

The funds in the Trust Account have been since Fexd’s initial public offering, held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of Fexd being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we have instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest bearing demand deposit account until the earlier of consummation of our initial business combination or liquidation of Fexd. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, the decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing demand deposit account will likely reduce the dollar amount our public shareholders would receive upon any redemption or liquidation.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Charter Amendment Proposal is approved and implemented and the Company takes the full time through the Extended Date to complete the initial business combination, which would represent eight calendar months, in comparison to the current redemption amount of approximately $[•] per public share, the redemption amount per public share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $[•] per public share if all of our public shares remain outstanding after redemptions, or approximately $[•] per public share if [•] public shares remain outstanding.

The Company estimates that the per-share pro rata portion of the Trust Account will be approximately $[•] at the time of the special meeting. The closing price of the Company’s common stock on [•], 2024 was $[•]. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving $[•] more for each share than if such stockholder sold the shares in the open market. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposal is not approved and we do not consummate a business combination by April 21, 2024, in accordance with our charter, or if the Charter Amendment Proposal is approved and we do not file such amendment to our charter, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares with the aggregate amount then on deposit in the Trust Account.

The affirmative vote of at least sixty-five percent (65%) of the outstanding shares of our common stock is required to approve the Charter Amendment Proposal. The affirmative vote of at least a majority of the shares of common stock voted at the meeting is required to approve the Adjournment Proposal.

Notwithstanding stockholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders. We reserve the right at any time to cancel the special meeting and not to submit to our stockholders the Charter Amendment Proposal and implement the Charter Amendment. In the event the special meeting is cancelled, we will dissolve and liquidate in accordance with our charter.

You are not being asked to vote on the Business Combination or any other initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination or any other initial business combination, you will retain the right to vote on a Business Combination (or another initial business combination) when it is submitted to stockholders and the right to redeem your public shares for cash in the event it is approved and completed or we have not consummated it by the Extended Date.

The Board has fixed the close of business on March 12, 2024 as the date for determining the Company stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of Fexd common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal and the Adjournment Proposal are fair to and in the best interests of the Company and its stockholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” them.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning the Charter Amendment Proposal and the Adjournment Proposal and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the meeting.

Dated: March [•], 2024

By Order of the Board of Directors,
/s/ Saiful Khandaker
Saiful Khandaker
Chairman of the Board of Directors

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against each of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on April 18, 2024: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/fintechecosys/2024.

Fintech Ecosystem Development Corp.
100 Springhouse Drive, Suite 204
Collegeville, PA 19426

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD April 18, 2024

PROXY STATEMENT

The special meeting (the “special meeting”) of stockholders of Fintech Ecosystem Development Corp. (“Fexd,” the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held virtually on April 18, 2024 at [•] [a.m./p.m.], local time, at https://www.cstproxy.com/fintechecosys/2024, to consider and vote upon the following proposals:

•        a proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “Charter”) to extend the date by which the Company has to consummate a business combination for an additional eight months, from April 21, 2024 (the “Termination Date”) to up to December 21, 2024, by electing to extend the date to consummate an initial business combination on a monthly basis for up to eight times by an additional one month each time after the Termination Date, until December 21, 2024 or a total of up to eight months after the Termination Date, or such earlier date as determined by our board of directors (the “Board”), unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date,” provided that Revofast LLC (the “Sponsor”) (or its affiliates or permitted designees) will deposit into a trust account established for the benefit of the Company’s public stockholders (the “Trust Account”) the lesser of: (i) $66,000 and (ii) an aggregate amount equal to $0.033 for each then-outstanding Public Share, unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination (each, an “Extension Payment”); provided that, no such Extension Payment is due for any such one-month extension after the approval of an initial business combination by the Company’s public stockholders (such proposal, the “Charter Amendment Proposal”); and

•        a proposal to direct (the “Adjournment Proposal”) the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposals.

The purpose of the Charter Amendment is to allow the Company more time to complete an initial business combination. The Company’s charter provided that the Company has until April 21, 2024 to complete a business combination (a “Business Combination”). While we are using our best efforts to complete a Business Combination as soon as practicable, our Board believes that there will not be sufficient time before the Termination Date to complete a Business Combination. Accordingly, the Board believes that in order to be able to consummate a Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete a Business Combination on or before the Termination Date. If that were to occur, we would be precluded from completing a Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating a Business Combination.

The purpose of the Charter Amendment Proposal is to allow the Company more time to complete a Business Combination. In addition, we will not proceed with the Extension if the number of redemptions or repurchases of shares of our Class A common stock, par value $0.0001 (the “Class A Common Stock”), issued in our IPO, which shares we refer to as the “public shares,” causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal.

The affirmative vote of at least sixty-five percent (65%) of the outstanding shares of our common stock, including the Founder Shares, is required to approve the Charter Amendment Proposal. The affirmative vote of at least a majority of the shares of common stock voted at the meeting is required to approve the Adjournment Proposal.

Holders (“public stockholders”) of shares of the Company’s common stock (“public shares”) sold in the Company’s initial public offering (“IPO”) may elect to redeem their shares for their pro rata portion of the funds available in the Trust Account in connection with the Charter Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and an Election can

also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment Proposal is approved by the requisite vote of stockholders (and not abandoned), the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account upon consummation of the business combination when it is submitted to the stockholders.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax (the “Excise Tax”) on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. Any redemption of the shares of the common stock, par value $0.0001 per share, of the Company on or after January 1, 2023, such as the redemptions discussed herein, may be subject to the Excise Tax. The Company confirms that amounts placed in the Trust Account in connection with the Company’s initial public offering and any Extension Payments, as well as any interest earned thereon, will not be used to pay for the Excise Tax.

The funds in the Trust Account have been since Fexd’s initial public offering, held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of Fexd being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we have instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest bearing demand deposit account until the earlier of consummation of our initial business combination or liquidation of Fexd. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, the decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing demand deposit account will likely reduce the dollar amount our public shareholders would receive upon any redemption or liquidation.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the redemption, and the amount remaining in the Trust Account may be significantly reduced from the approximately $[•] million that was in the Trust Account as of [•], 2024. In such event, the Company may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendment Proposal is not approved and we do not consummate a business combination by April 21, 2024, in accordance with our charter, or if the Charter Amendment Proposal is approved but we do not consummate a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the shares of Common Stock included as part of the units sold in the IPO (the “Offering Shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

Prior to the IPO, the Company’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their shares of common stock, par value $0.0001 per share, which were acquired by them prior to the IPO (the “founder shares”). As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event we wind up.

To protect amounts held in the Trust Account, our sponsor has agreed that it will be liable to us if and to the extent any claims by a creditor or a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below (i) $10.10 per public share after 12 months, (ii) $10.20 per public share after 15 months, (iii) $10.30 per public share after 18 months or (iv) such lesser amount per public share held in the trust account as of the applicable date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be released to us to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under indemnity of the underwriter of this offering against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our sponsor will not be responsible to the extent of any liability for such third party claims. We have not asked our sponsor to reserve for such indemnification obligations, and our sponsor’s only assets are securities of our company. Therefore, we cannot assure you that our sponsor would be able to satisfy those obligations. We believe the likelihood of our sponsor having to indemnify the trust account is limited because we will endeavor to have all creditors, vendors and prospective target businesses as well as other entities execute agreements with us waiving any right, title, interest or claim of any kind in or to monies held in the trust account.

If the Charter Amendment Proposal is approved and implemented and the Company takes the full time through the Extended Date to complete the initial business combination, which would represent eight calendar months, in comparison to the current redemption amount of approximately $[•] per public share, the redemption amount per public share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $[•] per public share if all of our public shares remain outstanding after redemptions, or approximately $[•] per public share if [•] public shares remain outstanding.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our Trust Account distributed to our public stockholders upon the redemption of 100% of our outstanding public shares in the event we do not complete our initial business combination within the required time period may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because we will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

Approval of the Charter Amendment Proposal will constitute consent for Fexd to instruct the trustee to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by Fexd to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now, will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Charter Amendment Proposal is approved.

Notwithstanding stockholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders. We reserve the right at any time to cancel the special meeting and not to submit to our stockholders the Charter Amendment Proposal and implement the Charter Amendment. In the event the special meeting is cancelled, we will dissolve and liquidate in accordance with our charter.

The record date for the special meeting is March 12, 2024. Record holders of the Company common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were [•] outstanding shares of the Company common stock. The Company’s warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated [•], 2024 and is first being mailed to stockholders on or about that date.

i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?

A. This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the special meeting of stockholders to be held on Thursday, April 18, 2024 at [•] [a.m./p.m.], local time, at https://www.cstproxy.com/fintechecosys/2024, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

Fexd is a blank check company formed for the purpose of entering into a merger, stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. On October 18, 2021, Fexd consummated its IPO from which it derived gross proceeds of $115 million, including proceeds from the full exercise of the underwriters’ over-allotment option. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before a certain date (in our case, April 21, 2024). The Board believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Date in order to allow the Company more time to complete such business combination and is submitting this proposal to the stockholders to vote upon. In addition we are proposing to amend the Trust Agreement to provide for the Extension to the Extended Date.

Q. What is being voted on?	A. You are being asked to vote on:

•   a proposal to amend the Company’s Charter to extend the date by which the Company has to consummate a business combination for up to an additional eight months, from April 21, 2024 to up to the Extended Date, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the Extension Payment for each such one-month extension.

The Charter Amendment Proposal is essential to the overall implementation of the Board’s plan to extend the date that Fexd has to complete a business combination. Approval of the Charter Amendment Proposal is a condition to the implementation of the Extension.

Notwithstanding stockholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders. We reserve the right at any time to cancel the special meeting and not to submit to our stockholders the Charter Amendment Proposal and implement the Charter Amendment. In the event the special meeting is cancelled, we will dissolve and liquidate in accordance with the charter.

If the Extension is implemented, the stockholders’ approval of the Charter Amendment Proposal will constitute consent for the Company to remove the Withdrawal Amount from the Trust Account, deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating a business combination on or before the Extended Date.

If the Charter Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. The Company cannot predict the amount that will remain in the Trust Account if the Charter Amendment Proposal is approved; and the amount remaining in the Trust Account may be significantly reduced from the approximately $[•] million that was in the Trust Account as of December 31, 2023. In such event, the Company may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendment Proposal is not approved and we have not consummated a business combination by April 21, 2024, or if the Charter Amendment Proposal is approved and we have not consummated a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Offering Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

Notwithstanding stockholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders. We reserve the right at any time to cancel the special meeting and not to submit to our stockholders the Charter Amendment Proposal and implement the Charter Amendment. In the event the special meeting is cancelled, we will dissolve and liquidate in accordance with the charter.

Q. Why is the Company proposing the Charter Amendment Proposal?

A. If the Extension is implemented, the stockholders’ approval of the Charter Amendment Proposal will constitute consent for the Company to remove the Withdrawal Amount from the Trust Account, deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating a business combination on or before the Extended Date.

If the Charter Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. The Company cannot predict the amount that will remain in the Trust Account if the Charter Amendment Proposal is approved; and the amount remaining in the Trust Account may be significantly reduced from the approximately $[•] million that was in the Trust Account as of December 31, 2023. In such event, the Company may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendment Proposal is not approved and we have not consummated a business combination by April 21, 2024, or if the Charter Amendment Proposal is approved and we have not consummated a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Offering Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q. Why should I vote for the Charter Amendment Proposal?

A. The Board believes stockholders should have an opportunity to evaluate an initial business combination, including the business combination contemplated under the Business Combination Agreement. Accordingly, the Board is proposing the Charter Amendment Proposal to extend the date by which the Company has to complete a business combination until the Extended Date and to allow for the Election.

The affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of common stock is required to effect an amendment to the Company’s Charter, including any amendment that would extend its corporate existence beyond April 21, 2024. Additionally, the Company’s charter requires that all public stockholders have an opportunity to redeem their public shares in the case the Company’s corporate existence is extended. We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given the Company’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether a potential business combination with one or more of such targets is an attractive investment with an opportunity to consider such transaction, inasmuch as the Company is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, we believe the Extension is consistent with the Company’s charter and IPO prospectus.

Q. How do the Company insiders intend to vote their shares?

A. All of the Company’s directors, executive officers, initial stockholders and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment Proposal and Adjournment Proposal.

The Company’s directors, executive officers, initial stockholders and their respective affiliates are not entitled to redeem their founder shares. With respect to shares purchased on the open market by the Company’s directors, executive officers, initial stockholders and their respective affiliates, such public shares may be redeemed. On the record date, the Company’s directors, executive officers, initial stockholders and their affiliates beneficially owned and were entitled to vote [•] founder shares, representing approximately [•]% of the Company’s issued and outstanding common stock. The Company’s directors, executive officers, initial stockholders and their affiliates did not beneficially own any public shares as of such date.

The Company’s directors, executive officers, initial stockholders and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment Proposal. Any public shares held by affiliates of the Company may be voted in favor of the Charter Amendment Proposal.

Q. What vote is required to adopt the Charter Amendment Proposal?	A. Approval of the Charter Amendment Proposal will require the affirmative vote of holders of at least sixty-five percent (65%) of the Company’s outstanding common stock on the record date.
Q. What vote is required to approve the Adjournment Proposal?

A. The affirmative vote of at least a majority of the shares of common stock present (in person or by proxy) at the special meeting and voting on the Adjournment Proposal is required to approve such proposal.

Q. What if I don’t want to vote for the Charter Amendment Proposal?

A. If you do not want the Charter Amendment Proposal to be approved, you must abstain, not vote, or vote against such proposals. If the Charter Amendment Proposal is approved, and the Extension is implemented, the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming public stockholders.

Q. Will you seek any further extensions to liquidate the Trust Account?

A. Other than the extension until the Extended Date as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate a business combination. The Company has provided that all holders of public shares, including those who vote for the Charter Amendment Proposal, may elect to redeem their public shares into their pro rata portion of the Trust Account and should receive the funds shortly after the stockholder meeting which is scheduled for April 18, 2024. Those holders of public shares who elect not to redeem their shares now shall retain redemption rights with respect to future business combinations, or, if the Company does not consummate a business combination by the Extended Date, such holders shall be entitled to their pro rata portion of the Trust Account on such date.

Q. What happens if the Charter Amendment Proposal is not approved?

A. If the Charter Amendment Proposal is not approved and we have not consummated a business combination by April 21, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Offering Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

The Company’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the Trust Account with respect to our warrants or rights, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets held outside of the Trust Account, which it believes are sufficient for such purposes.

Q. If the Charter Amendment Proposal is approved, what happens next?

A. The Company will seek to complete an initial business combination, which will involve:

•   completing proxy materials;

•   establishing a meeting date and record date for considering a proposed business combination and distributing proxy materials to stockholders; and

•   holding a special meeting to consider such proposed business combination.

The Company is seeking approval of the Charter Amendment Proposal because it will not be able to complete all of the above listed tasks prior to April 21, 2024.

Upon approval by holders of at least sixty-five percent (65%) of the common stock outstanding as of the record date of the Charter proposal, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock, warrants will remain publicly traded.

If the Charter Amendment Proposal is approved, and the Board decides to implement the Charter Amendment Proposal, each one-month extension of the Termination Date is subject to the Sponsor or its affiliates or permitted designees contributing to the Company a loan, referred to herein as the Extension Payment, in the amount of the lesser of: (i) $66,000.00 and (ii) an aggregate amount equal to $0.033 multiplied by the number of Public Shares of the Company that are not redeemed in connection with the stockholder vote to approve the Charter Amendment Proposal for each such one-month extension, in each case to be deposited into the Trust Account prior to the then-current deadline to complete an initial business combination; provided that, no such Extension Payment is due for any such one-month extension after the approval of an initial business combination by the Company’s public stockholders. Furthermore, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company’s common stock held by the Company’s directors and officers through the founder shares.

If the Charter Amendment Proposal is approved and implemented and the Company takes the full time through the Extended Date to complete the initial business combination, which would represent eight calendar months, in comparison to the current redemption amount of approximately $[•] per public share, the redemption amount per public share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $[•] per public share if all of our public shares remain outstanding after redemptions, or approximately $[•] per public share if [•] public shares remain outstanding.

If the Charter Amendment Proposal is approved, but the Company does not consummate a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Offering Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

The Company’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the Trust Account with respect to our warrants or rights, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets held outside of the Trust Account, which it believes are sufficient for such purposes.

Q. Would I still be able to exercise my redemption rights if I vote against the proposed business combination?

A. Unless you elect to redeem all of your shares, you will be able to vote on any proposed business combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to redeem your public shares upon consummation of a business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in the Company’s charter.

Q. How do I change my vote?

A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Morrow Sodali LLC, the Company’s proxy solicitor, prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: fexd.info@investor.morrowsodali.com.

Q. How are votes counted?

A. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Charter Amendment Proposal must be approved by the affirmative vote of at least sixty-five percent (65%) of the outstanding shares as of the record date of the Company’s common stock. The Adjournment Proposal must be approved by the affirmative vote of at least a majority of the shares of common stock present (in person or by proxy) at the special meeting and voting on such proposal.

With respect to the Charter Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A. With respect to the Charter Amendment Proposal, your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Q. What is a quorum requirement?

A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present with regard to each of the Charter Amendment Proposal and the Adjournment Proposal if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date.

Q. Who can vote at the special meeting?

A. Only holders of record of the Company’s common stock at the close of business on March 12, 2024, the record date, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, [•] shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How does the Board recommend I vote?

A. After careful consideration of the terms and conditions of these proposals, the Board has determined that the Charter Amendment Proposal is fair to and in the best interests of the Company and its stockholders. The Board recommends that the Company’s stockholders vote “FOR” the Charter Amendment Proposal. In addition, the Board recommends that you vote “FOR” the Adjournment Proposal.

Q. What interests do the Company’s directors and officers have in the approval of the proposals?

A. The Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founder shares and warrants that may become exercisable in the future, committed loans by them, that if drawn upon, will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Charter Amendment Proposal — Interests of Fexd’s Directors and Officers.”

Q. What if I object to the Charter Amendment Proposal? Do I have appraisal rights?

A. If you do not want the Charter Amendment Proposal to be approved, you must vote against such proposals, abstain from voting or refrain from voting. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with any future business combination the Company proposes. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Charter Amendment Proposal. In addition, public stockholders who do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Date. Fexd stockholders do not have appraisal rights in connection with the Charter Amendment Proposal under the DGCL.

Q. What happens to the Company warrants and the Company’s rights if the Charter Amendment Proposal is not approved?

A. If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination (or another initial business combination) by April 21, 2024, as contemplated by our IPO prospectus and in accordance with our charter, as extended, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL”, to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants or our rights, which will expire worthless in the event we wind up.

Q. What happens to the Company warrants or the Company’s rights if the Charter Amendment Proposal is approved?	A. There will be no distribution from the Trust Account with respect to our warrants or our rights, which will expire worthless in the event we wind up.
Q. What do I need to do now?

A. The Company urges you to read carefully and consider the information contained in this proxy statement, including the annex, and to consider how the proposals will affect you as a Fexd stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?

A. If you are a holder of record of Fexd common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of Fexd common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I redeem my shares of Fexd common stock?

A. If the Extension is implemented, each public stockholder may seek to redeem such stockholder’s public shares for its pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: SPAC Administration Team, SPACredemptions@continentalstock.com, at least two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash. In the event that a public stockholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. What should I do if I receive more than one set of voting materials?

A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Fexd shares.

Q. Who is paying for this proxy solicitation?

A. The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?

A. If you have questions, you may write or call the Company’s proxy solicitor:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: fexd.info@investor.morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995, which we refer to as the Act, and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate a business combination, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to the Company as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•        the ability of the Company to effect the Charter Amendment or consummate a business combination;

•        unanticipated delays in the distribution of the funds from the Trust Account;

•        claims by third parties against the Trust Account; or

•        the ability of the Company to finance and consummate a business combination.

You should carefully consider these risks, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to our IPO dated October 18, 2021 (Registration No. 333-255906) and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC, as amended, our Quarterly Reports on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control.

We are required to offer stockholders the opportunity to redeem shares in connection with the Charter Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the business combination. Even if the Extension or the business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), and ultimately prohibited.

Certain investments that involve the acquisition of, or investment in, a U.S. business by a non-U.S. investor may be subject to review and approval by the Committee on Foreign Investment in the United States (“CFIUS”). Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, subject to CFIUS jurisdiction are investments that either result in “control” of a U.S. business by a foreign person or that do not result in such control but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “critical infrastructure” and/or “sensitive personal data.”

Both the Company and our Sponsor are businesses formed under the laws of a U.S. jurisdiction. Our Chief Executive Officer, a U.S. citizen residing in the United States, owns a substantial percentage of the equity of our Sponsor. However, any investments by foreign persons controlling any private investment in public equity investors in connection with any business combination, may result in investments in us by non-U.S. persons that could be considered by CFIUS to be “covered transactions” under CFIUS regulations. CFIUS or another U.S. governmental agency could choose to review the Business Combination, even if a filing with CFIUS is not required. If we do not make a filing in connection with the Business Combination, there can be no assurances that CFIUS or another U.S. governmental agency will not choose to review it. However, we do not believe that any filing with CFIUS is required in connection with the Business Combination. Any review of an investment or transaction by CFIUS may have outsized impacts on transaction certainty, timing, feasibility and cost. If CFIUS reviews the Business Combination or one or more proposed or existing investments by investors, there can be no assurances that such investors will be able to maintain, or proceed with, such investments on terms acceptable to the parties to the Business Combination or such investors. Among other things, CFIUS could seek to impose limitations or restrictions on, or prohibit, investments by such investors (including, but not limited to, limits on purchasing the Company’s common stock, limits on information sharing with such investors, requiring a voting trust, governance modifications, or forced divestiture, among other things) or CFIUS could order us to divest all or a portion of a target company if we had proceeded without first obtaining CFIUS clearance. While we do not believe the Business Combination to be subject to review by CFIUS, CFIUS policies and agency practices are rapidly evolving so that such review cannot be excluded.

If CFIUS elects to review the Business Combination, the time necessary to complete such review or a decision by CFIUS to prohibit the Business Combination could prevent us from completing the Business Combination by the time required in the Fexd Charter and force the Company to liquidate and dissolve. In such case our stockholders would lose the investment opportunity in our target, including any price appreciation of the proposed combined entity, and because there are no redemption rights or liquidating distributions with respect to the Fexd Rights or Fexd Warrants, the Fexd Rights and Fexd Warrants would expire worthless.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

There is currently some uncertainty concerning the applicability of the Investment Company Act of 1940 (the “Investment Company Act”) to a SPAC, including a company like ours. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we have instructed the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in an interest-bearing demand deposit account until the earlier of the consummation of our initial business combination or our liquidation. As a result, following the liquidation of securities in the Trust Account, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account were held, since Fexd’s initial public offering, only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of Fexd being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we have instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest bearing demand deposit account until the earlier of consummation of our initial business combination or liquidation of Fexd. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, the decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing demand deposit account will likely reduce the dollar amount our public shareholders would receive upon any redemption or liquidation.

In addition, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate Fexd. Accordingly, we have determined, to liquidate the securities held in the Trust Account and hold all funds in the Trust Account in an interest-bearing demand deposit account.

Since the Sponsor and our directors and officers will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the Special Meeting.

There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and our directors, officers and initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of 2,875,000 Founder Shares that were issued to the Sponsor prior to our IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. Additionally, such persons can earn a positive rate of return on their overall investment in the combined company after an initial business combination, even if other holders of our common stock experience a negative rate of return, due to having initially purchased the Founder Shares for an aggregate of $25,000. The personal and financial interests of our Sponsor, directors and officers may have influenced their motivation in identifying and selecting its target business combination and consummating the business combination in order to close the business combination and therefore may have interests different from, or in addition to, your interests as a stockholder in connection with the proposals at the special meeting.

We have incurred and expect to incur significant costs associated with the business combination. Whether or not the business combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if the business combination is not completed.

We expect to incur significant transaction and transition costs associated with the business combination and operating as a public company following the closing of the business combination. We may also incur additional costs to retain key employees. Certain transaction expenses incurred in connection with the business combination, include all legal, accounting, consulting, investment banking and other fees, expenses and costs, and will be paid by the combined company following the closing of the business combination. Even if the business combination is not completed, we expect to incur transactions expenses. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if the business combination is not completed.

A 1% U.S. federal excise tax could be imposed on us in connection with future redemptions by us of our shares.

On August 16, 2022, the IR Act was signed into federal law which provides for, among other things, a 1% excise tax on the fair market value of stock repurchased by a U.S. corporation beginning in 2023, subject to certain exceptions. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The U.S. Department of the Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the excise tax. It is unclear at this time how and to what extent it will apply to SPAC redemptions and liquidations, but since we are a publicly listed Delaware corporation, we are a “covered corporation” within the meaning of the IR Act. Consequently, our Board believes that, absent additional guidance and unless an exception is available, there is a significant risk that this excise tax will apply to any redemptions of our public shares after December 31, 2022. The Company confirms that amounts placed in the Trust Account in connection with the Company’s initial public offering and any Extension Payments, as well as any interest earned thereon, will not be used to pay for the Excise Tax.

BACKGROUND

Fexd

We are a blank check company incorporated as a Delaware corporation on March 5, 2021, for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In October 2021, we closed the IPO for the sale of an aggregate of 11,500,000 units (including 1,500,000 units as a result of the underwriters’ exercise of their over-allotment option) at a price of $10.00 per unit, each unit consisting of one share of Class A Common Stock, one right (each ten rights permits the holder thereof to receive one share of Class A Common Stock upon completion of Fexd’s initial business combination), and one-half of a public warrant (each whole public warrant permits the holder thereof to purchase one share of Class A Common Stock for $11.50 per share), yielding gross proceeds of $115,000,000. Simultaneous with the closing of the IPO, the Sponsor purchased an aggregate of 3,900,250 private placement warrants at a price of $1.00 per warrant ($3,900,250 in the aggregate). $116,150,000 of the proceeds of the IPO and the concurrent private placement offering amount of $3,900,250 were deposited in the Trust Account. The mailing address of Fexd’s principal executive office is Fexd Ecosystem Development Corp., 100 Springhouse Drive, Suite 204 Collegeville, PA 19426 and its telephone number is (610) 226-8101.

The Special Meeting

Date, Time and Place.    The special meeting of Fexd’s stockholders will be held on April 18, 2024 at [•] a.m., local time, at https://www.cstproxy.com/fintechecosys/2024.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the special meeting, if you owned shares of Fexd’s common stock at the close of business on March 12, 2024, the record date for the special meeting. You will have one vote per proposal for each share you owned at that time. Fintech’s warrants do not carry voting rights.

Votes Required.    The affirmative vote of at least sixty-five percent (65%) of the outstanding shares of our common stock is required to approve the Charter Amendment Proposal, and the affirmative vote of at least a majority of the shares of common stock voted at the meeting is required to approve the Adjournment Proposal. If you do not vote (i.e., you “abstain” from voting on a proposal), your action will have the effect of a vote against the Charter Amendment Proposal and no effect on the Adjournment Proposal. Likewise, abstentions and broker non-votes will have the effect of a vote against the Charter Amendment Proposal and no effect on the Adjournment Proposal.

At the close of business on the record date, there were [•] outstanding shares of common stock, each of which entitles its holder to cast one vote per proposal.

If you do not want the Charter Amendment Proposal approved, you should vote against the proposal or abstain from voting on the proposal. If you want to obtain your pro rata portion of the Trust Account in the event the Extension is implemented, which will be paid shortly after the special meeting scheduled for April 18, 2024, you must demand redemption of your shares. Holders of public shares may redeem their public shares regardless of whether they vote for or against the Charter Amendment Proposal or abstain.

Proxies; Board Solicitation.    Your proxy is being solicited by the Board on the proposals being presented to stockholders at the special meeting to approve the Charter Amendment Proposal and Adjournment Proposal. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.

Fexd has retained Morrow Sodali LLC to aid in the solicitation of proxies. Morrow Sodali LLC will receive a fee of approximately $[•], as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by Fexd. In addition, officers and directors of Fexd may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. Fexd will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material which may be sent to stockholders in connection with this solicitation. Fexd may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

THE CHARTER AMENDMENT PROPOSAL

Charter Amendment Proposal

Fexd is proposing to amend its charter to extend the date by which Fexd has to consummate an initial business combination from April 21, 2024 to up to the Extended Date, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the Extension Payment for each one-month extension beyond April 21, 2024.

The Charter Amendment Proposal is essential to the overall implementation of the Board’s plan to allow Fexd more time to complete a business combination. Approval of the Charter Amendment Proposal is a condition to the implementation of the Extension.

If the Charter Amendment Proposal is not approved and we have not consummated a business combination by April 21, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Offering Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants or rights, which will expire worthless in the event we wind up.

In the event that Fexd’s stockholders approve an initial business combination at a special meeting and a monthly extension is necessary after the special meeting but prior to the closing of the initial business combination, Fexd will not make an Extension Payment for such extension for the time period between the special meeting approving an initial business combination and closing the initial business combination.

A copy of the proposed amendment to the charter of Fexd is attached to this proxy statement as Annex A.

Reasons for the Proposal

The Company’s charter provides that the Company has until April 21, 2024, as extended, to consummate a business combination. While we are using our best efforts to complete a Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete a Business Combination. Accordingly, the Board believes that in order to be able to consummate a Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete a Business Combination on or before April 21, 2024. If that were to occur, we would be precluded from completing a Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating a Business Combination.

The affirmative vote of the holders of at least sixty-five percent (65%) of all outstanding shares of common stock is required to extend the Company’s corporate existence, except in connection with, and effective upon consummation of, a business combination. Additionally, the Company’s IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case the Company’s corporate existence is extended as described above. Because the Company continues to believe that a business combination would be in the best interests of its stockholders, and because the Company will not be able to conclude a business combination within the permitted time period, the Company has determined to seek stockholder approval to extend the date by which it has to complete a business combination beyond April 21, 2024 to up to the Extended Date, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the Extension Payment for each one-month extension beyond April 21, 2024.

We believe that the foregoing charter provisions were included to protect Fexd stockholders from having to sustain their investments for an unreasonably long period, if Fexd failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given Fexd’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether such potential business combinations are attractive investments with an opportunity to consider such transactions, inasmuch as Fexd is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, the Extension is consistent with Fexd’s charter and IPO prospectus.

If the Charter Amendment Proposal Is Not Approved

If the Charter Amendment Proposal is not approved and we have not consummated a business combination by April 21, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Offering Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

The Company’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets held outside of the Trust Account.

If the Charter Amendment Proposal is not approved, the Company will not effect the Extension, and in the event the Company does not complete a business combination on or before April 21, 2024, the Trust Account will be liquidated and distributed to the public stockholders on a pro rata basis as described above.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment Proposal is approved, Fexd will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. Fexd will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock, and warrants will remain publicly traded. Fexd will then continue to work to complete a business combination by the Extended Date.

If the Charter Amendment Proposal is approved and implemented and the Company takes the full time through the Extended Date to complete the initial business combination, which would represent eight calendar months, in comparison to the current redemption amount of approximately $[•] per public share, the redemption amount per public share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $[•] per public share if all of our public shares remain outstanding after redemptions, or approximately $[•] per public share if [•] public shares remain outstanding.

If the Charter Amendment Proposal is approved, but Fexd does not consummate a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Offering Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

Notwithstanding stockholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders. We reserve the right at any time to cancel the special meeting and not to submit to our stockholders the Charter Amendment Proposal and implement the Charter Amendment. In the event the special meeting is cancelled, we will dissolve and liquidate in accordance with the charter.

The Company’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the Trust Account with respect to our warrants or rights, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets held outside of the Trust Account, which it believes are sufficient for such purposes.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Charter Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account and Fexd’s net asset value. The Company cannot predict the amount that will remain in the Trust Account if the Charter Amendment Proposal is approved; and the amount remaining in the Trust Account may be significantly reduced from the approximately $[•] million that was in the Trust Account as of December 31, 2023.

Redemption Rights

If the Charter Amendment Proposal is approved, the Company will provide the public stockholders making the Election, the opportunity to receive, at the time the Charter Amendment Proposal becomes effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON APRIL 18, 2024 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO OUR TRANSFER AGENT OR TO DELIVER YOUR SHARES TO OUR TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: SPAC Administration Team, SPACredemptions@continentalstock.com, prior to the vote for the Charter Amendment Proposal or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s election is irrevocable once the Charter Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Charter Amendment Proposal will not be redeemed for a pro rata portion of the funds held in the Trust Account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment Proposal is not approved or is abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment Proposal will not be approved or will be abandoned. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment Proposal. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid, calculated as of two days prior to the filing of the amendment to the charter. As of [•], 2024, this would amount to approximately $[•] per share. The closing price of the Company’s common stock on [•], 2024 was $[•]. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving $[•] more for each share than if such stockholder sold the shares in the open market.

If you exercise your redemption rights, you will be exchanging your shares of common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent at least two business days prior to the special meeting. If the Charter Amendment Proposal is not approved or if it is abandoned, these shares will be returned promptly following the special meeting as described above.

Possible Claims Against and Impairment of the Trust Account

To protect amounts held in the Trust Account, the Sponsor has agreed that it will be liable to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but we cannot assure you that they will be able to satisfy its indemnification obligations if they are required to do so. Additionally, the agreement entered into by our Sponsor specifically provides for an exception to the indemnity it has given as to any claimed amounts owed to a target business or vendor or other entity who has executed an agreement with us waiving any claims against the Trust Account. We have not independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and believe that our Sponsor’s only assets are securities of our company. We have not asked our Sponsor to reserve for such indemnification obligations. As a result, if we liquidate, the per-share distribution from the Trust Account could be less than $[•] due to claims or potential claims of creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account not previously released to Fexd to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses).

Required Vote

Approval of the Charter Amendment Proposal requires the affirmative vote of holders of at least sixty-five percent (65%) of the Company’s common stock outstanding on the record date. If the Charter Amendment Proposal is not approved and the Company is unable to complete a business combination on or before April 21, 2024, it will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Offering Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding

Offering Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

Notwithstanding stockholder approval of the Charter Amendment, our Board will retain the right to abandon and not implement the Charter Amendment at any time without any further action by our stockholders.

All of the Company’s directors, executive officers, initial stockholders and their affiliates are expected to vote any common stock owned by them in favor of the Charter Amendment Proposal. On the record date, directors, executive officers and initial stockholders of the Company and their affiliates beneficially owned and were entitled to vote [•] shares of common stock representing approximately [•]% of the Company’s issued and outstanding common stock.

In addition, the Company’s directors, executive officers, initial stockholders and their affiliates may choose to buy shares of Fexd public common stock in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment Proposal and elected to redeem their shares for a portion of the Trust Account. Any shares of common stock held by affiliates will be voted in favor of the Charter Amendment Proposal.

Interests of Fexd’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that the Company’s executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If the Charter Amendment Proposal is not approved and we do not consummate a business combination by April 21, 2024 in accordance with our charter, the [•] shares of common stock held by the Company’s sponsors, officers, directors and affiliates, which were acquired prior to the IPO for an aggregate purchase price of approximately $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 3,900,250 private warrants that were acquired simultaneously with the IPO and over-allotment by our Sponsor for an aggregate purchase price of $3,900,250, and 2,300,000 extension warrants issued to our Sponsor in connection with our last extension. Such common stock and warrants had an aggregate market value of approximately $[•] million based on the last sale price of Fexd’s common stock and warrants of $[•] and $[•], on Nasdaq, respectively, on [•], 2024;

•        In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;

•        All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        None of the Company’s executive officers or directors has received any cash compensation for services rendered to the Company. All of the current members of the Company’s board of directors are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following any potential business combination and receive compensation thereafter;

•        The Company’s officers, directors, initial stockholders and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. These individuals have negotiated the repayment of any such expenses upon completion of the Company’s initial business combination. However, if the Company fails to obtain the Extension and consummate a business combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if the proposed business combination is not completed. Although as of the record date, the Company’s officers, directors, initial stockholders and their affiliates had not incurred any unpaid reimbursable expenses, they may incur such expenses in the future; and

The Board’s Reasons for the Charter Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal is fair to, and in the best interests of, the Company and its stockholders. The Board has approved and declared advisable adoption of the Charter Amendment Proposal, and recommends that you vote “FOR” such adoption. The Board expresses no opinion as to whether you should redeem your public shares.

We are a blank check company incorporated as a Delaware corporation on March 5, 2021, for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In October 2021, we closed the IPO for the sale of an aggregate of 11,500,000 units (including 1,500,000 units as a result of the underwriters’ exercise of their over-allotment option) at a price of $10.00 per unit, each unit consisting of one share of Class A Common Stock, one right (each ten rights permits the holder thereof to receive one share of Class A Common Stock upon completion of Fexd’s initial business combination), and one-half of a public warrant (each whole public warrant permits the holder thereof to purchase one share of Class A Common Stock for $11.50 per share), yielding gross proceeds of $115,000,000. Simultaneous with the closing of the IPO, the Sponsor purchased an aggregate of 3,900,250 private placement warrants at a price of $1.00 per warrant ($3,900,250 in the aggregate). $116,150,000 of the proceeds of the IPO and the concurrent private placement offering amount of $3,900,250 were deposited in the Trust Account.

Fexd’s charter, as amended, provides that Fexd has until April 21, 2024 to consummate a business combination. While we are using our best efforts to complete a Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete a Business Combination. Accordingly, the Board believes that in order to be able to consummate a Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete a Business Combination on or before April 21, 2024. If that were to occur, we would be precluded from completing a Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating a Business Combination. The affirmative vote of the holders of at least sixty-five percent (65%) of all outstanding shares of common stock is required to extend Fexd’s corporate existence, except in connection with, and effective upon consummation of, a business combination. Additionally, Fexd’s IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case Fexd’s corporate existence is extended as described above. Because Fexd continues to believe that a business combination would be in the best interests of Fexd’s stockholders, and because Fexd will not be able to conclude a business combination within the permitted time period, Fexd has determined to seek stockholder approval to extend the date by which Fexd has to complete a business combination beyond April 21, 2024 to up to the Extended Date, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the Extension Payment for each one-month extension beyond April 21, 2024.

Fexd is not asking you to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

The affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of common stock is required to effect an amendment to Fexd’s charter that would extend its corporate existence beyond April 21, 2024, except in connection with, and effective upon consummation of, a business combination. Additionally, Fexd’s charter requires that all public stockholders have an opportunity to redeem their public shares in the case Fexd’s corporate existence is extended as described above. We believe that these charter provisions were included to protect Fexd stockholders from having to sustain their investments for an unreasonably long period, if Fexd failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given Fexd’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether such potential business combinations are attractive investments with an opportunity to consider such transactions, inasmuch as Fexd is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, the Extension is consistent with Fexd’s charter and IPO prospectus.

After careful consideration of all relevant factors, Fexd’s board of directors determined that the Charter Amendment Proposal is fair to and in the best interests of Fexd and its stockholders.

The Board of Directors recommends that you vote “FOR” the Charter Amendment Proposal. The Board of Directors expresses no opinion as to whether you should redeem your public shares.

THE ADJOURNMENT PROPOSAL

We are asking you to approve one or more adjournments of the special meeting from time to time, if requested by the chairman of the special meeting. For example, the chairman of the special meeting may request that the special meeting be adjourned to, among other things, solicit additional proxies to vote in favor of the Charter Amendment Proposal, in the event that there are insufficient votes at the time of the special meeting to establish a quorum or approve the Charter Amendment Proposal.

By the Adjournment Proposal, we are also asking you to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning the meeting, and any adjournments or postponements thereof, to another time and place. If our stockholders approve the Adjournment Proposal, the special meeting (or any adjournment thereof) may be adjourned to a later date and time and we may use the additional time to, among other things, solicit additional proxies in favor of the Charter Amendment Proposal, including the solicitation of proxies from any of our stockholders that have previously voted against any such proposal. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against the Charter Amendment Proposal to defeat any such proposal, the special meeting could be adjourned in order to seek to convince the holders of those shares to change their votes to votes in favor of the Charter Amendment Proposal.

If the meeting is adjourned, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use. Our Board believes that if the number of shares of our common stock present in person or represented by proxy at the special meeting and voting in favor of the Charter Amendment Proposal is not sufficient to adopt such proposals, it is in the best interests of our stockholders to enable us to continue to seek to obtain a sufficient number of additional votes to adopt the Charter Amendment.

Vote Required

The Adjournment Proposal must be approved by at least a majority of the votes cast by the holders of shares of our common stock present at the special meeting (in person or by proxy) and entitled to vote thereon at the special meeting.

As of the record date, March 12, 2024, our Sponsor and our directors, officers and initial stockholders are entitled to vote approximately [•]% of the voting power of our issued and outstanding shares of common stock. We expect that all of such shares will be voted in favor of the Adjournment Proposal.

Recommendation of the Board

The Board recommends that you vote “FOR” the Adjournment Proposal.

MANAGEMENT

Directors and Executive Officers

Our current directors and executive officers are as follows:

Name	Age	Position
Dr. Saiful Khandaker	62	Chief Executive Officer and Director
Jenny Junkeer	44	Chief Financial Officer
Mubasshir Karim	27	Director
Michael S. Tomczyk	75	Director
Robin Meister	65	Director
Lynn Perkins	63	Director

Dr. Saiful Khandaker.    A Class I director nominee for the Combined Entity Board, Dr. Khandaker has been our Chief Executive Officer since March 2021 and a director of Fexd since March 2021. From July 2015, and until March 2022, Dr. Khandaker was the Group Chief Executive Officer and Founder of Fama Financial Holdings, Inc. (“FAMA”), a global developer of FinTech platforms, applications and services established in 2009. FAMA is based in the U.S. with offices in the U.K., India, Bangladesh and Zambia.

Dr. Khandaker also led the development of the FAMACASH™ network, a global FinTech ecosystem that is integrating blockchain, artificial intelligence and cloud computing technologies to provide fast, affordable mobile money services in under-served countries such as Bangladesh. To implement the FAMACASH network, Dr. Khandaker has negotiated partnerships and joint ventures with financial service providers and technology leaders in many countries, including a joint venture with Sonali Bank, the national bank of Bangladesh. This joint venture provides a mobile wallet called SonaliPay™ that enables Bangladeshi diaspora workers to use smartphones and laptops to send money to Bangladesh. Dr. Khandaker has also led the development of a stablecoin product called REMIT™ to facilitate cross-border money transfers, as well as a cross-border e-wallet called AfriPay™ to help Africans working overseas, and a neo-bank for Muslim workers called Tohura™.

Before founding FAMA, Dr. Khandaker spent more than two decades (1994-2014) leading the development of software solutions for Fortune 100 companies as well as startups. He designed the architecture and managed networks that provided airline flight scheduling for Delta Airlines (1994-1997), cellular billing applications for AT&T and BellSouth (1998-2006), and network management software for Cox Communications (2006-2009); and established and managed GE’s outsourcing operation in Bangladesh (2009-2011). He helped numerous clients modernize their FinTech services as Chief Technology Officer at Mi3 (2011-2014). From 2018 to the present, he has served as President of the U.S.-Bangladesh Technology Association of North America.

Dr. Khandaker has received numerous industry awards including a top innovation award from the Wireless Technology Forum (2011), a top 40 software company award (2012) from the Technology Association of Georgia, and the National FinTech Award (2019) in Bangladesh. He has conducted seminars and workshops on cross-border payments and blockchain systems for bank executives and regulators and senior decision makers across industries. He holds a Doctor of Management degree in Organizational Leadership from University of Phoenix, a Master of Science degree in Technology Management from Mercer University, Stetson School of Business and Economics, and a Bachelor of Science degree in Computer Information Systems from DeVry University.

Jenny Junkeer.    Ms. Junkeer has been our Chief Financial Officer since March 2021. Ms. Junkeer is a Chartered Accountant, Agile Project Manager, and Change Manager with over 17 years of experience in financial management and consulting. Since 2004, Ms. Junkeer has served as the CEO of Intent, where she leads a team of consultants helping companies launch, optimize and scale their business operations in fast-changing industries. Her clients range from small and medium enterprises to large multinationals. As a senior-level consultant in scale, Jenny has extensive experience helping organizations accelerate their business operations to maximize value. Jenny is an Adjunct Associate Professor at Deakin University in Melbourne, Australia, and co-founded Decise (an AI SaaS start-up) and Lawdesigned (a design thinking consultancy for the legal industry). Ms. Junkeer holds a Bachelor of Commerce Degree (Honors) from Monash University.

Mubasshir Karim.    Mr. Karim has been a director of Fexd since March 2021. Mr. Karim is the Director of Operations at FAMA and has managed global cross-functional teams in the UK, India, Bangladesh, and Zambia for technical development, sales, marketing, and customer support functions. Mr. Karim is experienced with third-party application programing interface integrations, the development of blockchain cross-border payment systems, and the development of identity management solutions. Mr. Karim was at Fama from June 2017 to May 2022, where he worked as a Programmer Analyst, Bookkeeper, Technical Project Manager, and Director of Operations. Mr. Karim has an Executive Master of Business Administration (EMBA) degree from Ohio University and a Bachelor of Science degree in Computer Science (CS) from Wichita State University. He is a certified Project Management Professional (PMP).

Michael S. Tomczyk.    Mr. Tomczyk has been a director of Fexd since March 2021. He is an authority on best practices and strategies for managing emerging technologies and applications. From 1995 to 2018, he led innovation initiatives at the prestigious Wharton School at the University of Pennsylvania as Managing Director of the Mack Institute for Innovation Management, Mack Center for Technological Innovation and Emerging Technologies Research Program. He also served as Innovator in Residence at Villanova University (2014-2017) and was a member of the Advanced Computing committee at Temple University. For ten years he was a member of the Translational Medicine Committee at the University of Pennsylvania Medical School. His degrees include an Masters of Business Administration from UCLA, a Masters in Environmental Studies from the University of Pennsylvania, and a BA in literature and journalism from the University of Wisconsin-Oshkosh. He was a captain in the United States Army, where he was awarded the Bronze Star.

Robin Meister.    Ms. Meister has been a director of Fexd since March 2021. Further, in 2021, Ms. Meister was appointed and currently serves as a director on the boards of dedicated multi-strategy funds for a California-based government pension plan. She is experienced in managing board matters in the areas of governance, audit, and risk. From 1998 to 2019, Ms. Meister held increasingly senior management positions for the French headquartered financial institution, BNP Paribas, and prior to her departure, was the Global Head of U.S. Regulatory Affairs for the asset management division. During her tenure at BNP Paribas, Ms. Meister managed teams in the United States, Asia-Pacific, United Kingdom and European Union. Beginning in 2019, Ms. Meister began providing consulting services to organizations within the financial services industry. Ms. Meister has extensive experience helping businesses navigate complex regulatory challenges in global financial services, risk management and regulation. In 2020, Ms. Meister joined the faculty of her alma mater, New York Law School, as an adjunct professor and continues to teach in the Center for Business and Financial Law.

Ms. Meister earned a Juris Doctor degree from New York Law School, a Bachelor of Science in Finance and Bachelor of Arts in Economics from the State University of New York.

Lynn Perkins.    Ms. Perkins has been a director of Fexd since March 2021. Ms. Perkins is an accomplished senior executive with extensive experience as a chief financial officer, chief operating officer and chief administrative officer at major asset management businesses and global investment banks. Her expertise includes growth management, strategic planning and modeling, organizational development, and management of financial systems and processes. For seven years she served as Chief Financial Officer/Senior Vice President at First Eagle Investment Management, based in New York. Previously she was Managing Director, Global Chief Operating Officer, Asset Management Distribution and Marketing at Credit Suisse (New York), and Founding Partner and Chief Administrative Officer at Perella Weinberg Partners. For 20 years she held a variety of senior management positions at Morgan Stanley, including Chief Operating Officer, Investment Banking Division and Head of Institutional Liquidity Sales. As a business leader, Lynn is known for her integrity, work ethic and empathy. She-holds a BA in Accounting and Economics from the University of North Carolina. She is a Board Member at CMC Berkshires and Brighter Watts.

Number and Terms of Office of Officers and Directors

We currently have five directors. The Fexd Board is divided into three classes, with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. Our current directors are Dr. Khandaker, Messrs. Karim and Tomczyk, and Mss. Meister and Perskins. In accordance with Nasdaq corporate governance requirements, we are not required to hold an annual meeting until one year after our first fiscal year end following our listing on Nasdaq. We may not hold an annual meeting of stockholders until after we consummate our initial business combination.

Our officers are appointed by the Fexd Board and serve at the discretion of the Fexd Board, rather than for specific terms of office. The Fexd Board is authorized to appoint persons to the offices set forth in the Fexd Bylaws as it deems appropriate. The Fexd Bylaws provide that our officers may consist of a Chief Executive Officer, President, Chief Financial Officer, Vice Presidents, Secretary, Assistant Secretaries, Treasurer and such other offices as may be determined by the Fexd Board.

Director Independence

So long as we obtain and maintain a listing for our securities on Nasdaq, a majority of the Fexd Board generally must be independent, subject to certain limited exceptions set forth under the rules of Nasdaq. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the Fexd Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Fexd Board has determined that each of Ms. Perkins and Meister and Mr. Tomczyk is an “independent director” as defined in the Nasdaq listing standards and applicable SEC rules. Accordingly, the Fexd Board is currently composed of a majority of independent directors.

Executive Officer and Director Compensation

On March 27, 2021, the Sponsor sold 15,000 Founder Shares to our Chief Financial Officer, Ms. Junkeer, and 10,000 Founder Shares to each of our three independent directors, Mr. Tomczyk and Mss. Meister and Perkins, in each case, at a price of $0.009 per share, the same price at which the Sponsor purchased such Founder Shares from Fexd. None of our executive officers or directors have received any cash compensation for services rendered to us. We pay the Sponsor $5,000 per month for providing us with office space, utilities, secretarial and administrative services. However, this arrangement is solely for our benefit and is not intended to provide our officers or directors compensation in lieu of a salary. The Sponsor and our executive officers and directors, and their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the Trust Account, such expenses would not be reimbursed by us unless we consummate an initial business combination. The amount of out-of-pocket expenses reimbursable by us, as of August 21, 2023, amounted to approximately $900,100 plus an additional $250,000 loaned by Sponsor related parties as of August 22, 2023.

Other than the foregoing, no compensation or fees of any kind will be paid to the Sponsor, members of our management team or their respective affiliates, for services rendered prior to or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is). After the completion of the initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the Combined Entity. We have not established any limit on the amount of such fees that may be paid to our directors or members of management. Any compensation to be paid to our officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on the board of directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

There is no expectation that any directors or members of our management team will remain with the Combined Entity following completion of the Business Combination and accordingly, no consulting or management fees are expected to be paid to directors or members of our management team following completion of the Business Combination.

Committees of the Board of Directors

The Fexd Board has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee.

Audit Committee

We have established an audit committee of the Fexd Board. Mss. Perkins and Meister and Mr. Tomczyk serve as members of our audit committee and Ms. Perkins chairs the audit committee. The Nasdaq listing standards and applicable SEC rules require the audit committee have at least three members, all of whom must be independent, subject to certain exceptions. Each member of the audit committee qualifies as an independent director, is financially literate, and the Fexd Board has determined that each audit committee member qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;

•        pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a compensation committee of the Fexd Board. Mss. Perkins and Meister and Mr. Tomczyk serve as members of our compensation committee and Ms. Meister chairs the audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent, subject to certain limited exceptions. Mss. Perkins and Meister and Mr. Tomczyk are independent.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, if any is paid by us, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and approving the compensation, if any is paid by us, of all of our other executive officers;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement (if required); and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The Fexd Charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Corporate Governance and Nominating Committee

We have established a nominating and corporate governance committee of the Fexd Board. Mss. Perkins and Meister and Mr. Tomczyk serve as members of our nominating and corporate governance committee and Mr. Tomczyk chairs the nominating and corporate governance committee.

The primary purposes of our nominating and corporate governance committee are to assist the Fexd Board in:

•        identifying, screening and reviewing individuals qualified to serve as directors and recommending to the Fexd Board candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the Fexd Board;

•        developing, recommending to the Fexd Board and overseeing the implementation of our corporate governance guidelines;

•        coordinating and overseeing the annual self-evaluation of the Fexd Board, its committees, individual directors and management in the governance of Fexd; and

•        reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The nominating and corporate governance committee is governed by a charter that complies with the Nasdaq rules.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed a copy of our Code of Ethics and our audit, compensation, and nominating and corporate governance committee charters as exhibits to the registration statement in connection with the IPO. You are able to review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K. See the section of this proxy statement/prospectus titled “Where You Can Find More Information.”

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our shares of common stock as of the record date, [•], 2024, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock by:

•        each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock;

•        each of our executive officers, directors and director nominees that beneficially owns shares of common stock; and

•        all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Beneficial Ownership Table of Fexd
Name and Address of Beneficial Owner(1)	Fexd Class A Common Stock		Fexd Class B Common Stock(2)		Approximate Percentage of Outstanding Common Stock
	Number of Shares Beneficially Owned	% of Class	Number of Shares Beneficially Owned	% of Class
Directors and Executive Officers
Mubasshir Karim	—	—%	—	—%	—%
Jenny Junkeer	—	—	15,000	*	*
Robin Sue Meister	—	—	10,000	*	*
Lynn Perkins	—	—	10,000	*	*
Dr. Saiful Khandaker(3)	—	—	2,580,000	89.7%	37.3%
Michael Stanley Tomczyk	—	—	10,000	*	*
All executive officers and directors as a group (6 individuals)	—	—%	2,625,000	91.3%	38.0%

5% or More Shareholders:
Dr. Saiful Khandaker(3)	—	—%	2,580,000	89.7%	37.3%
First Trust Capital Management L.P.(4)	390,001	9.68%	—	—	5.7%
Saba Capital Management, L.P.(5)	951,624	23.6%	—	—	13.8%
Weiss Asset Management LP(6)	797,941	19.8%	—	—	11.6%
Mizuho Financial Group Inc.(7)	700,000	17.4%	—	—	10.1%

____________

*        Less than 1%.

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o Fintech Ecosystem Development Corp., 100 Springhouse Drive, Suite 204, Collegeville PA 19426.

(2)      Interests shown consist of Founder Shares, classified as shares of Fexd Class B Common Stock. Such shares are convertible into shares of Fexd Class A Common Stock on a one-for-one basis.

(3)      Consists of 1,580,000 Founder Shares held by Revofast LLC, the Company’s sponsor, and 1,000,000 Founder Shares held by Revofast Ventures LLC, an affiliate of the Company’s sponsor. Dr. Khandaker has sole voting and dispositive power with respect to the shares held by each of Revofast LLC and Revofast Ventures LLC. Excludes an aggregate of 200,000 Founder Shares transferred by Revofast LLC to third parties in connection with a debt financing.

(4)      Information based solely on a Schedule 13G filed by the reporting person on November 9, 2023. First Trust Merger Arbitrage Fund (“VARBX”) may be deemed to have sole voting and dispositive power over the shares it owns (390,001 shares). First Trust Capital Management L.P. (“FTCM”), as the investment adviser of VARBX, may be deemed to have sole voting and dispositive power over the shares owned by VARBX. First Trust Capital Solutions L.P. (“FTCS”) and FTCS Sub GP LLC (“Sub GP”) may be deemed to control FTCM and therefore may be deemed to be beneficial owners of the shares owned by VARBX. The business address of FTCM, FTCS and Sub GP is 225 W. Wacker Drive, 21st Floor, Chicago, IL 60606. The business address of VARBX is 235 West Galena Street, Milwaukee, WI 53212.

(5)      Information based solely on a Schedule 13G/A filed by the reporting persons on February 14, 2022. Saba Capital Management, L.P., Saba Capital Management GP, LLC, and Mr. Boaz R. Weinstein each may be deemed to have shared voting and dispositive power with respect to the reported shares. The business address of each of the reporting persons is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(6)      Information based solely on a Schedule 13G/A filed by the reporting person on February 10, 2023. Weiss Asset Management LP (“Weiss AM”) is the sole investment manager to a private investment partnership and private investment funds. WAM GP LLC (“Weiss GP”) is the sole general partner of Weiss AM. Mr. Andrew Weiss is the managing member of Weiss GP. Each of Weiss AM, Weiss GP and Mr. Weiss may be deemed to have shared voting and dispositive power over the shares beneficially owned by the private investment partnership and the private investment funds.

(7)      Information based solely on a Schedule 13G filed by the reporting person on February 14, 2022. The business address of the reporting person is 1-5-5, Otemachi, Chiyoda — ku, Tokyo 100-8176, Japan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Fexd

Founder Shares

In March 2021, the Sponsor purchased 2,875,000 Founder Shares for an aggregate price of $25,000 or approximately $0.009 per Founder Share. In February 2021, the Sponsor sold 15,000 Founder Shares to Fexd’s Chief Financial Officer, Jenny Junkeer, and 10,000 Founder Shares to each of Fexd’s three independent directors, Michael Tomczyk, Robin Meister and Lynn Perkins, in each case, at a price of $0.009 per share, the same price at which the Sponsor purchased such Founder Shares. Additionally, on March 11, 2021, the Sponsor transferred 50,000 Founder Shares to ARC Capital, for financial advisory services rendered in connection with the IPO. In October 2022 and January 2023, the Sponsor further sold an aggregate of 1,000,000 Founder Shares to an affiliate of the Sponsor, Revofast Ventures LLC, for an aggregate purchase price of $3.0 million.

At the time of the consummation of the Business Combination the Founder Shares will automatically convert into shares of Fexd Class A Common Stock. The Founder Shares are subject to certain transfer restrictions described herein.

Fexd Private Placement

Simultaneously with the closing of the IPO, the Sponsor purchased an aggregate of 3,900,250 Fexd Placement Warrants at a price of $1.00 per Fexd Placement Warrant ($3,900,250 in the aggregate). Each Fexd Placement Warrant is exercisable for one share of Fexd Class A Common Stock at a price of $11.50 per share. If Fexd does not complete a business combination by April 21, 2024, the Fexd Placement Warrants will expire worthless. The Fexd Placement Warrants will be non-redeemable and exercisable on a cashless basis so long as they are held by the Sponsor or its permitted transferees. The Fexd Placement Warrants will expire five years after the completion of Fexd’s initial business combination or earlier upon redemption or liquidation.

Warrant Issuance in Connection with the Extensions

In October 2022 and January 2023, as contemplated by Fexd’s IPO prospectus, Fexd issued and sold to the Sponsor an aggregate of 2,300,000 Extension Warrants at a purchase price of $1.00 per Extension Warrant ($2,300,000 in the aggregate). The terms of the Extension Warrants are identical in all material respects to the terms of the Fexd Placement Warrants.

Related Party Loans and Other Transactions

On March 8, 2021, the Sponsor issued an unsecured promissory note to the Company (the “Sponsor Note”), pursuant to which the Company may borrow up to an aggregate principal amount of $400,000, of which $141,768 was borrowed by the Company during 2021. The Sponsor Note was non-interest bearing and was fully repaid as of December 31, 2021.

On June 16, 2022, an affiliate of the Sponsor issued an unsecured promissory note (“June 2022 Note”) to the Company, pursuant to which the Company borrowed principal amount of $20,000. The June 2022 Note is non-interest bearing and previously had a maturity date on the earlier of: i) the consummation of the Company’s initial business combination; or ii) May 15, 2023. On May 8, 2023, the Company and the lender entered into an amendment agreement whereby the maturity date is amended to the Company’s initial business combination date. On May 8, 2023, the Company entered into an amendment agreement with an affiliate of the Sponsor to renew the outstanding balance of $19,957 under the June 2022 Note, which would have matured on May 15,2023, to a new maturity date. Pursuant to the amendment agreement, the outstanding balance of the June 2022 Note will be payable on the initial business combination date.

On August 2, 2022, a company owned by a director of a former business combination target, issued an unsecured promissory note (“August 2022 Note”), pursuant to which the Company borrowed a principal amount of $200,000 with an interest rate of 9% per annum. The August 2022 Note matured on February 2, 2023. The balance due to the lender as of the maturity date of February 3, 2023 was $209,235, representing the unpaid principal and accrued interest under the August 2022 Note. The Company failed to pay the principal amount and accrued interest within five business days of the maturity date. Therefore, the Company is required to pay default interest at a rate of 20% per annum. On May 3, 2023, the Company entered into a settlement agreement (the “Settlement Agreement”) with HRT North America Ltd, LLC (“HRT”), the lender of the August 2022 Note whereby the Company agreed to settle: i) the unpaid principal and accrued interest in the total amount of $209,235 as of the February 3, 2023 maturity date; ii) default interest of $10,794; and iii) $38,185 of costs, expenses and attorney’s fees that were incurred by HRT for filing a litigation against the Company to request for payment through legal proceeding. On May 4, 2023, the Company paid a total of $258,214 (the “Payment”) based on the settlement amount agreed with HRT in the Settlement Agreement. The Company and HRT agreed that, upon execution of this Settlement Agreement and upon receipt by HRT of the Payment, the August 2022 Note will be terminated and extinguished. On May 3, 2023, the two parties filed a stipulation discontinuing the litigation with prejudice.

On October 19, 2022, the Sponsor issued an unsecured promissory note (“October 2022 Note”), pursuant to which the Company borrowed principal amount of $300,000. The October 2022 Note is non-interest bearing and had a previous maturity date of May 15, 2023. On March 29, 2023, the Company made a repayment of $50,000 on the October 2022 Note. On May 17, 2023, the Company entered into an amendment agreement with the Sponsor to renew the outstanding balance of $250,000 under the October 2022 Note, which would have matured on May 15, 2023, to a new maturity date. Pursuant to the amendment agreement, the outstanding balance of the October 2022 Note will be payable on the earlier of: (i) the consummation of the initial business combination and (ii) April 21, 2024.

On October 31, 2022, we received $571,830 equity investment from the founders Mr. Ritesh Suneja & Mrs. Rachna Suneja at $272.3 per share price to support growth of the company. The investors received shares of Mobitech International LLC with one voting right for each share as part of this investment transaction. The investment did not result in any additional rights, warrants etc.

On January 20, 2023, the Sponsor issued an unsecured promissory note (“January 2023 Note”), pursuant to which the Company borrowed principal amount of $200,000. The January 2023 Note is non-interest bearing and had a previous maturity date of July 15, 2023. The events of default related to the January 2023 Note include failure to make required payments, voluntary bankruptcy and involuntary bankruptcy. Upon the occurrence of an event of default, the January 2023 Note shall become immediately payable. On July 14, 2023, the Company entered into an amendment agreement with the Sponsor to renew the outstanding balance of $200,000 to a new maturity date. Pursuant to the amendment agreement, the outstanding balance of the January 2023 Note will be payable on the earlier of: (i) the consummation of the initial business combination and (ii) January 15, 2024. The amended promissory note also added a new interest clause, which stipulates that an 8% interest per annum shall be accrued on the unpaid principal balance of the January 2023 Note from July 14, 2023.

On April 24, 2023, the Sponsor loaned $110,000 under the Extension Promissory Note (“April 2023 Note”) to the Company for the first Extension Period to move the liquidation date from April 21, 2023 to May 21, 2023. The April 2023 Note bears an interest of 8% per annum and it is payable on the earlier to occur of (i) the consummation of the Company’s initial business combination and (ii) October 15, 2023.

On May 15, 2023, Fexd entered into a consulting agreement with Ritscapital Inc., the consulting company owned by Ritesh Suneja, the future Chief Financial Officer and Director of the Combined Entity, to provide accounting, audit, pro forma financial, and other financial and accounting support in connection with the preparation of this proxy statement/prospectus and registration statement on Form S-4. Ritscapital Inc. is also a member of Afinoz. The consulting agreement provides for payment of $16,000 per month and terminates automatically upon closing of the Business Combination.

On June 21, 2023, the Sponsor loaned $127,000, of which $17,000 is related to the Working Capital Loan and $110,000 is under the Extension Promissory Note (“June 2023 Note”), to the Company for the third Extension Period to move the liquidation date from June 21, 2023 to July 21, 2023. The June 2023 Note bears an interest of 8% per annum and it is payable on the earlier to occur of (i) the consummation of the Company initial business combination and (ii) November 15, 2023.

On July 18, 2023, the Sponsor loaned $120,000, of which $10,000 is related to the Working Capital Loan and $110,000 is under the Extension Promissory Note (“July 2023 Note”), to the Company for the third Extension Period to move the liquidation date from July 21, 2023 to August 21, 2023. The July 2023 Note bears an interest of 8% per annum and it is payable on the earlier to occur of (i) the consummation of the Company’s initial business combination and (ii) December 15, 2023.

On August 21, 2023, the Sponsor loaned $145,100, for extensions and working capital loan (“August 2023 Note”), to the Company for the fourth Extension Period to move the liquidation date from August 21, 2023 to September 21, 2023. The August 2023 Note bears an interest of 8% per annum and it is payable on the consummation of the Company’s initial business combination.

On August 22, 2023, the Company entered into a $250,000 promissory note with a Sponsor related party, which bears interest of 8% per annum and is payable on the earliest to occur of the consummation of the Company’s initial business combination and April 21, 2024.

On September 21, 2023, $110,000 was deposited into the Trust Account to move the liquidation date from September 21, 2023 to October 21, 2023.

On October 21, 2023, $110,000 was deposited into the Trust Account to move the liquidation date from October 21, 2023 to November 21, 2023.

On November 21, 2023, $110,000 was deposited into the Trust Account to move the liquidation date from November 21, 2023 to December 21, 2023.

On December 21, 2023, $110,000 was deposited into the Trust Account to move the liquidation date from December 21, 2023 to January 21, 2024.

On January 19, 2024, $110,000 was deposited into the Trust Account to move the liquidation date from January 21, 2024 to February 21, 2024.

On February 21, 2024, $110,000 was deposited into the Trust Account to move the liquidation date from February 21, 2024 to March 21, 2024.

Director Independence

Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Michael Tomczyk, Robin Meister and Lynn Perkins are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

STOCKHOLDER PROPOSALS

If the Charter Amendment Proposal is approved, we anticipate that the 2024 annual meeting of stockholders will be held in the second or third quarter of 2024. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2024 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other information with the Securities and Exchange Commission. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the Securities and Exchange Commission’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to.

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than April 15, 2024.

ANNEX A

PROPOSED
CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
FINTECH ECOSYSTEM DEVELOPMENT CORP.

[•], 2024

Fintech Ecosystem Development Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Fintech Ecosystem Development Corp.”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 5, 2021 (the “Original Certificate”). The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on October 18, 2021 and the First Amendment to the Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on May 23, 2023 (as amended, the “Amended and Restated Certificate”).

2. This Second Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate.

3. This Second Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. The text of Section 9.1(d) is hereby amended and restated to read in full as follows:

(d) In the event that the Company has not consummated an initial Business Combination before April 21, 2024, upon the Sponsor’s request, the Company may extend the period of time to consummate an initial business combination by an additional eight months, provided that (i) the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the lesser of $66,000 and an aggregae amount equal to $0.033 for each then-outstanding Public Shares for each such one-month extension until December 21, 2024, unless the Closing of the Company’s initial business combination shall have occurred for such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of an initial business combination and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with. The gross proceeds from the issuance of such promissory note(s) shall be held in the Trust Account and used to fund the redemption of the Offering Shares in accordance with Section 9.2.

Annex A-1

IN WITNESS WHEREOF, Fintech Ecosystem Development Corp. has caused this Certificate of Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

FINTECH ECOSYSTEM DEVELOPMENT CORP.
By:
Name:	Saiful Khandaker
Title:	Chief Executive Officer

Annex A-2

FINTECH ECOSYSTEM DEVELOPMENT CORP.
100 Springhouse Drive Suite 204
Collegeville, PA 19426

SPECIAL MEETING OF STOCKHOLDERS
APRIL 18, 2024
YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 18, 2024

The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Amendment Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated [•], 2024, in connection with the special meeting of stockholders and at any adjournments thereof (the “Special Meeting”) to be held at [•] a.m. Eastern Time on April 18, 2024 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Dr. Saiful Khandaker and Mubashsir Karim (each with full power to act alone), the attorney and proxy of the undersigned, with power of substitution, to vote all shares of the common stock of Fintech Ecosystem Development Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/fintechecosys/2024.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2 (IF PRESENTED) CONSTITUTING THE EXTENSION AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)
Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Stockholders to be held on April 18, 2024:

This notice of meeting and the accompanying Proxy Statement are available at
https://www.cstproxy.com/fintechecosys/2024.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2.	Please mark votes as indicated in this example		☒
Proposal 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate an initial business combination from April 21, 2024 to, at latest, December 21, 2024, by granting the Company eight one month extension options.

	☐	☐	☐

Proposal 2 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

Adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1.

	☐	☐	☐

Date: ____________, 2024

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE-SIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2 (IF PRESENTED). THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.